UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      February 7, 2007
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On February 8, 2007 the Board of Directors of Hasbro, Inc. (the "Company") approved the Second Amendment (the "Second Amendment") to the Company's Rights Plan (the "Plan"). The Plan is dated June 16, 1999 and was amended by a First Amendment dated December 4, 2000. The Plan established the terms of certain rights which trade with the Company's outstanding shares of common stock until a triggering event occurs. Upon the occurrence of a triggering event, which previously included the acquisition by a person of 15% or more of the Company's outstanding common stock, the rights become exercisable and entitle the holder to certain rights, including the right to purchase preferred stock in the Company upon designated terms.

     The Second Amendment increases the threshold stock acquisition amount required for a person to become an acquiring person under the terms of the Plan, and thereby trigger the exercisability of rights under the Plan, from 15% to 20% of the Company's outstanding shares. The Second Amendment did not make any other changes to the Plan.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangments of Certain Officers.

     On February 7, 2007 the Compensation Committee of the Board of Directors (the "Committee") of Hasbro, Inc. (the "Company"), which Committee administers Hasbro's 2004 Senior Management Annual Performance Plan (the "Plan"), took the following actions (A) the Committee designated those officers who are eligible to participate in the Plan and potentially receive cash bonus awards for fiscal 2007, (B) the Committee set the performance criteria and performance objectives for each such criterion under the Plan for fiscal 2007, and (C) the Committee set the maximum cash bonus awards associated with varying levels of performance against those objectives, subject in each case, however, to the Committee's discretion to reduce such bonus awards even if the 2007 objectives are achieved.

     The Hasbro officers selected to participate in the Plan for fiscal 2007 were Alfred Verrecchia, President and Chief Executive Officer, Brian Goldner, Chief Operating Officer and David Hargreaves, Executive Vice President, Finance and Global Operations and Chief Financial Officer.

     For Mr. Verrecchia, Mr. Goldner and Mr. Hargreaves, whose 2007 performance will be evaluated 100% based upon Hasbro's corporate level performance, the 2007 performance criteria and their relative weights designated under the Plan are as follows: total net revenues, 40%; operating margin, 40%; and free cash flow, 20%. The Plan provides that performance bonuses can range from 0% to a maximum of 300% of the executive's base salary.

     In the cases of each of Mr. Verrecchia, Mr. Goldner and Mr. Hargreaves, the cash bonus awards attributable to achievement of the corporate objectives under the Plan will be reviewed by the Committee following the end of the fiscal year and the Committee may exercise negative discretion to reduce any such awards to reflect the individual performance of the executive in question.

     Hasbro's other executive officers who will not participate in the Plan with respect to fiscal 2007 are all eligible to receive cash bonus awards under the Company's Management Incentive Plan ("MIP") for 2007. The executive officers participating in the MIP for 2007 are: Frank Bifulco, Jr., President, North American Sales; Simon Gardner, President, Hasbro Europe; Barry Nagler, Senior Vice President and General Counsel; Deborah Thomas Slater, Senior Vice President and Controller; and Martin Trueb, Senior Vice President and Treasurer.

     The MIP, including the corporate and business unit performance criteria and performance objectives for each such criterion were established by the Committee on February 7, 2007. The corporate performance criteria under the MIP for 2007 are the same as the criteria described under the Plan above for 2007. With the exception of Mr. Bifulco and Mr. Gardner, each of whom have business unit responsibility, all of the Company's remaining executive officers will receive awards under the MIP based 100% on Hasbro's corporate level performance for fiscal 2007. For Mr. Bifulco and Mr. Gardner, achievement of performance objectives under the MIP is based 40% on achievement of Hasbro's corporate level objectives, and the remaining 60% of performance is evaluated based upon the performance of their respective business units against the following two criteria: total net revenues, 50% and operating margin, 50%.

     In addition to setting the performance criteria and objectives for fiscal 2007 under the MIP, on February 7, 2007 the Committee set the target cash bonus awards associated with varying levels of performance against those objectives for each such remaining executive officers, subject in each case, however, to the Company's discretion to modify such bonus awards based upon personal performance. The MIP provides that performance bonuses can range from 0% to a maximum of 200% of the executive's base salary.

     On February 7, 2007 the Committee also granted contingent stock performance awards to certain of the Company's executive officers and certain other employees of the Company. These awards were all made under the Company's 2003 Stock Incentive Performance Plan, as amended (the "Plan") and will be effective as of February 13, 2007.

     The contingent stock performance awards (the "Stock Performance Awards") provide the recipients with the ability to earn shares of the Company's Common Stock based on the Company's achievement of stated cumulative diluted earnings per share ("EPS") and cumulative net revenue ("Revenues") targets over a three-year period beginning January 1, 2007 and ending December 31, 2009 (the "Performance Period"). Each Stock Performance Award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS and Revenues targets set for the Performance Period. A table in Section 4 of the applicable award agreements designates what percentage of the target number of shares may be earned by the recipient for various levels of achievement of the designated EPS and Revenues targets, subject in all cases to the ability of the Committee to lower the actual number of shares which are awarded. The Stock Performance Awards granted, effective on February 13, 2007, to the Company's executive officers listed below have the following target numbers of shares of Common Stock associated with 100% achievement of the stated EPS and Revenues targets:
Alfred J. Verrecchia, 88,073 shares; Brian Goldner, 29,358 shares; David D.R. Hargreaves, 19,266 shares; Frank P. Bifulco, Jr., 13,073 shares; and Barry Nagler, 13,073 shares.

     All compensation and equity award decisions made by the Committee with respect to the Company's Chief Executive Officer, Alfred J. Verrecchia, were reviewed and approved by the Company's full Board of Directors on February 8, 2007.

     Two additional actions with respect to executive compensation which were taken by the Committee are as follows. First, in light of its review of compensation for Chief Executive Officers at companies deemed comparable to, or competitive with, the Company, the Committee recommended, and the Board approved, an increase in the base salary for Mr. Verrecchia from $1 million to $1.2 million, such increase being effective as of January 1, 2007. Second, Mr. Hargreaves was promoted from Senior Vice President and Chief Financial Officer to Executive Vice President, Finance and Global Operations and Chief Financial Officer. In connection with this promotion, the base salary for Mr. Hargreaves was increased from $500,000 to $600,000, with such increase taking effect January 1, 2007.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 8, 2007 the Board adopted the following amendments to the Company's Amended and Restated Bylaws:

     RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by deleting Section 4.6 thereof in its entirety and replacing the same as follows:

     " Section 4.6 Consents. Any action allowed or required to be taken at a meeting of the Board of Directors or by any committee thereof, may be taken without a meeting if all of the directors, or all of the members of the committee, as the case may be, consent thereto in writing or by electronic transmission, before or after the action, and the writing or writings, or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee."

     FURTHER RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by deleting Section 6.1 thereof in its entirety and replacing the same as follows:

     "Notices to directors and shareholders shall be in writing and may be delivered personally, by mail or facsimile, or by means of a form of electronic transmission consented to by the director or shareholder to whom the notice is being given. Notice by mail shall be deemed to be given at the time when the same shall be deposited in the post office or letter box, in a postage paid, sealed envelope, addressed to the director or shareholder at their address appearing on the books of the corporation. Notice given by facsimile or electronic transmission shall be deemed given when sent, addressed to the director or shareholder at their facsimile number or by means of the electronic address provided to the Corporation."

     FURTHER RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by deleting Section 7.1 thereof in its entirety and replacing the same as follows:

     ""Section 7.1. Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, a Treasurer, a Secretary, and such other officers as the Board of Directors shall determine. Each officer of the Corporation shall be elected annually by the directors at their annual meeting, and shall hold office at the pleasure of the Board of Directors. Any person may hold two or more such offices."

     FURTHER RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by adding a new first sentence to
     Section 8.1 thereof, with the remainder of existing Section 8.1 to follow this new first sentence. The new first sentence of Section 8.1 shall read in its entirety as follows:

     "The shares of stock of the Corporation shall be represented by certificates, provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of the Corporation's stock shall be uncertificated, and in such case, the Board of Directors shall designate any procedures applicable to such uncertificated shares."


     The amendment to Section 4.6 of the Bylaws broadens the means by which members of the Board, or committees of the Board, can express written consent to an action by specifically allowing that such consent can be expressed in an electronic transmission.

     The amendment to Section 6.1 of the Bylaws specifically allows for notices of meetings to be given to directors or shareholders by means of electronic transmissions in the event that such directors or shareholders have consented to this means of communication.

     The amendment to Section 7.1 of the Bylaws provides greater flexibility to the Company in selecting the particular titles it will assign to its officers. Previously Section 7.1 provided that among other officers, the Company would have a President, Hasbro Toys and a President, Hasbro Games. In 2006 the Company combined its US Toys and Games businesses, along with its operations in Mexico and Canada, into one North American segment. As such, those particular officer titles are no longer relevant. The new Section 7.1 provides that the Company will have a Chief Executive Officer, President, Treasurer, Secretary and such other officers as the Board determines.

     Finally, the amendment to Section 8.1 of the Bylaws provides the Board with the ability to designate that some or all of the Company's stock may be uncertificated.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     3     Amendments to Amended and Restated Bylaws

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HASBRO, INC.
                                   ------------
                                   (Registrant)


Date: February 12, 2007            By:  /s/ David D.R. Hargreaves
                                       --------------------------
                                       David D.R. Hargreaves
                                       Executive Vice President,
                                         Finance and Global Operations and
                                         Chief Financial Officer
                                       (Duly Authorized Officer)

                                 HASBRO, INC.
                          Current Report on Form 8-K
                           Dated February 12, 2007

                                Exhibit Index


Exhibit No.                          Exhibit

3.1                       Amendment to Amended and Restated Bylaws

                                                                   Exhibit 3.1



Amendments to Hasbro, Inc.'s Amended and Restated Bylaws, effective February 8, 2007


RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by deleting Section 4.6 thereof in its entirety and replacing the same as follows:

" Section 4.6 Consents. Any action allowed or required to be taken at a meeting of the Board of Directors or by any committee thereof, may be taken without a meeting if all of the directors, or all of the members of the committee, as the case may be, consent thereto in writing or by electronic transmission, before or after the action, and the writing or writings, or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee."

FURTHER RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by deleting Section 6.1 thereof in its entirety and replacing the same as follows:

"Notices to directors and shareholders shall be in writing and may be delivered personally, by mail or facsimile, or by means of a form of electronic transmission consented to by the director or shareholder to whom the notice is being given. Notice by mail shall be deemed to be given at the time when the same shall be deposited in the post office or letter box, in a postage paid, sealed envelope, addressed to the director or shareholder at their address appearing on the books of the corporation. Notice given by facsimile or electronic transmission shall be deemed given when sent, addressed to the director or shareholder at their facsimile number or by means of the electronic address provided to the Corporation."

FURTHER RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by deleting Section 7.1 thereof in its entirety and replacing the same as follows:

""Section 7.1. Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, a Treasurer, a Secretary, and such other officers as the Board of Directors shall determine. Each officer of the Corporation shall be elected annually by the directors at their annual meeting, and shall hold office at the pleasure of the Board of Directors. Any person may hold two or more such offices."

FURTHER RESOLVED, that the Amended and Restated By-Laws of the Company, as amended, are hereby further amended by adding a new first sentence to Section
8.1 thereof, with the remainder of existing Section 8.1 to follow this new first sentence. The new first sentence of Section 8.1 shall read in its entirety as follows:

"The shares of stock of the Corporation shall be represented by certificates, provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of the Corporation's stock shall be uncertificated, and in such case, the Board of Directors shall designate any procedures applicable to such uncertificated shares."